                                                                    EXHIBIT 99.2


EZENIA! INC.
PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
YEAR ENDED DECEMBER 31, 2000
(IN THOUSANDS, EXCEPT SHARE DATA)


                                                           For the year ended December 31, 2000
                                               ----------------------------------------------------------------------
                                                                                                     Ezenia! Inc.
                                                                                   Pro Forma             and
                                               Ezenia! Inc.    InfoWorkSpace      Adjustments       InfoWorkSpace
                                               ----------------------------------------------------------------------

Net revenue                                         $28,152            $1,080                               $29,232
Cost of revenue                                      14,487               526                                15,013
                                               ----------------------------------------------------------------------

Gross profit                                         13,665               554                                14,219

Operating expenses
     Research and development                        16,930             2,856             48   a             19,834
     Sales and marketing                             13,202               250              8   a             13,460
     General and administrative                       4,921             4,747           (200)  b              9,468
     Amortization of goodwill & other
        intangibles                                                                    5,454   c              5,454
                                               ----------------------------------------------------------------------

Total operating expenses                             35,053             7,853          5,310                 48,216
                                               ----------------------------------------------------------------------

Loss from operations                                (21,388)           (7,299)        (5,310)               (33,997)

Interest income, net                                  2,492                             (780)  d              1,712
Litigation settlement                                 6,500                                                   6,500
Gain on sale of network access card
  product line                                        3,287                                                   3,287
                                               ----------------------------------------------------------------------

Loss before income taxes                             (9,109)           (7,299)        (6,090)               (22,498)

Income taxes (benefit)                                8,875            (2,752)         2,752   e              8,875
                                               ----------------------------------------------------------------------

Net loss                                           ($17,984)          ($4,547)       ($8,842)              ($31,373)
                                               ======================================================================

Net loss per share
  Basic and diluted                                  ($1.32)                                                 ($2.30)

Weighted average common shares
  Basic and diluted                              13,649,245                                              13,649,245

EZENIA! INC.
PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
THREE MONTHS ENDED MARCH 31, 2001
(IN THOUSANDS, EXCEPT SHARE DATA)


                                                           For the three months ended March 31, 2001
                                              ---------------------------------------------------------------------

                                                                                                     Ezenia! Inc.
                                                                                   Pro Forma            and
                                              Ezenia! Inc.    InfoWorkSpace       Adjustments        InfoWorkSpace
                                              -----------------------------------------------------------------------
Net revenue                                         $3,359               $335                                $3,694
Cost of revenue                                      2,374                176                                 2,550
                                              -----------------------------------------------------------------------

Gross profit                                           985                159                                 1,144

Operating expenses
     Research and development                        2,953                305            12   a               3,270
     Sales and marketing                             3,411                 22             2   a               3,435
     General and administrative                      1,385              1,398           (50)  b               2,733
     Amortization of goodwill & other
        intangibles                                                                   1,363   c               1,363
                                              -----------------------------------------------------------------------

Total operating expenses                             7,749              1,725         1,327                  10,801
                                              -----------------------------------------------------------------------

Loss from operations                                (6,764)            (1,566)       (1,327)                 (9,657)

Interest income, net                                   455                             (110)  d                 345
Loss on investment                                    (543)                                                    (543)
                                              -----------------------------------------------------------------------

                                                       (88)                            (110)                   (198)
                                              -----------------------------------------------------------------------

Loss before income taxes                            (6,852)            (1,566)       (1,437)                 (9,855)

Income taxes (benefit)                                  32               (590)          590   e                  32
                                              -----------------------------------------------------------------------

Net loss                                           ($6,884)             ($976)      ($2,027)                ($9,887)
                                              =======================================================================

Net loss per share
  Basic and diluted                                 ($0.51)                                                  ($0.74)

Weighted average common shares
  Basic and diluted                             13,378,807                                               13,378,807

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1:  PRO FORMA ADJUSTMENTS

a. Reflects additional depreciation on IWS property and equipment resulting from the increase in recorded cost to fair value and a change from the depreciation method historically used by IWS to that used by the Company.

b.   Adjustment includes elimination of historical IWS goodwill amortization.

c. Reflects the amortization of goodwill and identifiable intangibles resulting from the acquisition of IWS. Goodwill and identifiable intangibles are being amortized on a straight-line basis over estimated useful lives ranging from 18 months to five years.

d. Reflects the elimination of interest income earned on cash used in acquisition of IWS.

e. Reflects the elimination of the historical IWS income tax benefit the Company estimates may not be recoverable.


NOTE 2:  PRO FORMA LOSS PER SHARE

The unaudited pro forma net loss per share was calculated using the historical weighted average outstanding shares of the Company for the year ended December 31, 2000 and the three months ended March 31, 2001. The 400,000 shares issued in connection with the acquisition of IWS, which are subject to a put option, have not been included since the effect would be antidilutive.

NOTE 3:  NON-RECURRING ITEMS

The unaudited pro forma condensed combined statements of operations include the following non-recurring items:

     a. During the three months ended March 31, 2001, the Company recorded a charge of $543,000 to reduce to zero the carrying value of the Company's minority investment in a closely-held company.

     b. The historical results of operations for the Company for the year ended December 31, 2000 include income of $5,525,000 (net of tax) related to proceeds received in settlement of a patent infringement suit, a gain of $3,287,000 related to the sale of a product line, and a $7,800,000 charge to income tax expense to increase the deferred tax valuation allowance.